UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2021

TCW Special Purpose Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	6770	85-4391738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

865 S. Figueroa St., Suite 1800	90017
(Address of principal executive offices)	(Zip Code)

(213) 244-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	TSPQ.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TSPQ	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	TSPQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 4, 2021, TCW Special Purpose Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 45,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $450,000,000. The Company had granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 6,750,000 additional Units solely to cover over-allotments, if any. On March 5, 2021, the Underwriters partially exercised the over-allotment option and purchased an additional 1,393,299 Units (the “Over-Allotment Units”), generating gross proceeds of $13,932,990.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 7,333,333 warrants (the “Private Placement Warrants”) to the Company’s sponsor, TCW Special Purpose Sponsor LLC, at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $11,000,000. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 185,774 Private Placement Warrants (the “Over-Allotment Private Placement Warrants”) to the Sponsor at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $278,661.

A total of $463,932,990, comprised of proceeds from the IPO and the Over-Allotment Units and the sale of the Private Placement Warrants and the Over-Allotment Private Placement Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of March 4, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Warrants and the Over-Allotment Private Placement Warrants, but not the proceeds in connection with the sale of the Over-Allotment Units, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of March 4, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCW Special Purpose Acquisition Corp.

Date: March 10, 2021	By:	/s/ Joseph R. Shaposhnik
		Name:	Joseph R. Shaposhnik
		Title:	Chief Executive Officer

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